Event after the reporting period	12 Months Ended
Dec. 31, 2019
Disclosure Of Nonadjusting Events After Reporting Period Abstract [Abstract]
Disclosure of non-adjusting events after reporting period

47. Event after the reporting period

47.1 The effect of Covid-19 on the financial statement

As the global spread of the Covid-19 is becoming serious, with the World Health Organization declaring a global Pandemic on March 11, the world is getting concerned of a financial instability and real recession. The situation is likely to shock the economy as a whole, leading to a slowdown in consumption and production caused by a slowdown in trade and travel, along with overall economic activities, and will likely cause financial difficulties for many companies. Thus, in 2020, we believe that the overall economy will shrink, and the economic risk will increase, resulting in a decline in the financial sector. At present, there are high levels of uncertainty currently surrounding the forward-looking information relevant to ECL. The Group is closely and continuously monitoring the situation to estimate ECL under IFRS 9 in 2020 reflecting the aggregate effect of GDP and other key economic indicators.

47.2 Business Combination

The Group has entered into a share purchase agreement in April 2020 to acquire 15,000,000 common shares of Prudential Life Insurance Company of Korea Ltd. (100% stake in outstanding shares, ￦ 2,265 billion in expected acquisition value), and the acquisition date will be decided after the regulatory authority’s approval and other proceedings.